EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, in my capacity as an officer of NSTAR, for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)

the enclosed Quarterly Report of NSTAR on Form 10-Q for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of NSTAR.

Dated: October 29, 2004	By:	/s/ JAMES J. JUDGE
James J. Judge
Senior Vice President,
Treasurer and Chief
Financial Officer